Exhibit 99.1

NEWS RELEASE

CONTACTS:	Actavis:
Investors:
Lisa DeFrancesco
(862) 261-7152

Media:
Charlie Mayr
(862) 261-8030

Warner Chilcott:
Rochelle Fuhrmann
SVP, Finance
(973) 442-3281

Kevin Crissey
Director, Investor Relations
(973) 907-7084

Actavis and Warner Chilcott Receive U.S. FTC Clearance for Actavis’ Proposed Acquisition of Warner Chilcott

PARSIPPANY, N.J. and DUBLIN, IRELAND – September 27, 2013 – Actavis, Inc. (NYSE: ACT) and Warner Chilcott plc (NASDAQ: WCRX) today announced that the U.S. Federal Trade Commission (FTC) has voted to approve Actavis’ proposed acquisition of Warner Chilcott. The vote in support of the transaction follows Actavis’ agreement to a proposed consent order, pursuant to which Actavis has agreed to divest certain products as a condition to obtaining FTC approval. The closing of the transaction remains subject to approval by the Irish High Court and other customary closing conditions, and is expected to occur as soon as practicable after satisfaction of those conditions.

Under the terms of the consent order with the FTC and subject to the consummation of the transaction between Actavis and Warner Chilcott, Actavis will divest four products to Amneal Pharmaceuticals. Terms of the divestitures were not disclosed. The divested products are:

•	Actavis’ Zenchent Fe™ (norethindrone acetate/ethinyl estradiol), a generic version of Femcon Fe™

•	Actavis’ pending application for norethindrone acetate/ethinyl estradiol, a generic version of Lo Loestrin® Fe. This product application remains subject to pending patent litigation pursuant to the provisions of the Hatch Waxman Act

•	Actavis’ pending application for risedronate sodium, a generic version of Atelvia®. This product application remains subject to pending patent litigation pursuant to the provisions of the Hatch Waxman Act

•	Actavis’ approved application for norethindrone acetate/ethinyl estradiol, a generic version of Loestrin® 24 Fe. This product is the subject of a settlement agreement that resolved patent litigation, pursuant to which the product may be launched in January 2014.

About Actavis

Actavis, Inc. (NYSE: ACT) is a global, integrated specialty pharmaceutical company focused on developing, manufacturing and distributing generic, brand and biosimilar products. Actavis has global headquarters in Parsippany, New Jersey, USA.

Operating as Actavis Pharma, Actavis markets generic, branded generic, legacy brands and Over-the-Counter (OTC) products in more than 60 countries. Actavis Specialty Brands is Actavis’ global branded specialty pharmaceutical business focused in the Women’s Health and Urology therapeutic categories. Actavis Specialty Brands also has a portfolio of five biosimilar products in development in Women’s Health and Oncology. Actavis Global Operations has more than 30 manufacturing and distribution facilities around the world, and includes Anda, Inc., a U.S. pharmaceutical product distributor.

For press release and other company information, visit Actavis’ Web site at http://www.actavis.com.

About Warner Chilcott

Warner Chilcott is a leading specialty pharmaceutical company currently focused on the women’s healthcare, gastroenterology, urology and dermatology segments of the branded pharmaceuticals market, primarily in North America. Warner Chilcott is a fully integrated company with internal resources dedicated to the development, manufacture and promotion of its products.

Actavis Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this press release that refer to non-historical facts are forward-looking statements that reflect Actavis’ current perspective of existing information as of the date of this release. It is important to note that Actavis’ goals and expectations are not predictions of actual performance. Actual results may differ materially from Actavis’ current expectations depending upon a number of factors, risks and uncertainties affecting Actavis’ business. These factors include, among others, the inherent uncertainty associated with financial projections;

restructuring in connection with, and successful close of, Actavis’ acquisition of Warner Chilcott (the “Acquisition”); subsequent integration of the Acquisition and the ability to recognize the anticipated synergies and benefits of the Acquisition; the receipt of required regulatory approvals for the Acquisition (including the approval of antitrust authorities necessary to complete the Acquisition); the difficulty of predicting the timing and outcome of the pending patent litigation concerning certain of the products to be divested pursuant to Actavis’ agreement with the U.S. Federal Trade Commission; the anticipated size of the markets and continued demand for Actavis’ and Warner Chilcott’s products; the impact of competitive products and pricing; access to available financing (including financing for the Acquisition or refinancing of Actavis or Warner Chilcott debt) on a timely basis and on reasonable terms; maintaining a position in the Standard & Poor’s 500; the risks of fluctuations in foreign currency exchange rates; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; costs and efforts to defend or enforce intellectual property rights; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Actavis’ and Warner Chilcott’s manufacturers, facilities, products and/or businesses; changes in the laws and regulations affecting, among other things, pricing and reimbursement of pharmaceutical products; changes in tax laws or interpretations that could increase Actavis’ consolidated tax liabilities; the loss of key senior management or scientific staff; and such other risks and uncertainties detailed in Actavis’ periodic public filings with the SEC including but not limited to Actavis’ Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013 and Actavis’ Annual Report on Form 10-K for the year ended December 31, 2012 (as revised pursuant to Actavis’ Current Report on Form 8-K dated as of June 17, 2013, which was filed with the SEC on June 18, 2013), as well as the Form S-4. Except as expressly required by law, Actavis disclaims any intent or obligation to update these forward-looking statements.

Warner Chilcott Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements, including statements concerning the proposed transaction with Actavis, Warner Chilcott’s industry, Warner Chilcott’s operations, Warner Chilcott’s anticipated financial performance and financial condition and Warner Chilcott’s business plans, growth strategy and product development efforts. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “believe” and other similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by Warner Chilcott’s management that, although Warner Chilcott believes to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties. The following represent some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by Warner Chilcott’s forward-looking statements: the timing to consummate the proposed transaction with Actavis; the risk that a condition to closing of the proposed transaction with Actavis may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction with Actavis is delayed, is not obtained or is obtained subject to conditions that are not anticipated; New Actavis’ ability to achieve the synergies and value creation contemplated by the proposed acquisition; New Actavis’ ability to promptly and effectively integrate Actavis’ and Warner Chilcott’s businesses; the diversion of management time on transaction-related issues; Warner Chilcott’s substantial indebtedness, including increases in the LIBOR rates on its variable-rate indebtedness above the applicable floor amounts; competitive factors and market conditions in the industry in which Warner Chilcott operates, including the approval and introduction of generic or branded products that compete with its products; Warner Chilcott’s ability to protect its intellectual property; a delay in qualifying any of Warner Chilcott’s manufacturing facilities that produce its products, production or regulatory problems with either its own manufacturing facilities or those of third party manufacturers, packagers or API suppliers upon whom Warner Chilcott may rely for some of its products or other disruptions within Warner Chilcott’s supply chain; pricing pressures from reimbursement policies of private managed care organizations and other third party payors, government sponsored health systems and regulatory reforms, and the continued consolidation of the distribution network through which Warner Chilcott sells its products; changes in tax laws or interpretations that could increase Warner Chilcott’s consolidated tax liabilities; government regulation, including U.S. and foreign health care reform, affecting the development, manufacture, marketing and sale of pharmaceutical products, including Warner Chilcott’s ability and the ability of companies with whom it does business to obtain necessary regulatory approvals; adverse outcomes in Warner Chilcott’s outstanding litigation, regulatory investigations or arbitration matters or an increase in the number of such matters to which it is subject; the loss of key senior management or scientific staff; Warner Chilcott’s ability to manage the growth of its business by successfully identifying, developing, acquiring or licensing new products at favorable prices and marketing such new products; Warner Chilcott’s ability to obtain regulatory approval and customer acceptance of new products, and continued customer acceptance of its existing products; and the other risks identified in Warner Chilcott’s periodic filings, including its Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013, and from time-to-time in its other investor communications. Warner Chilcott cautions you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in Warner Chilcott’s forward-looking statements may not occur. Warner Chilcott undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.

Statement Required by the Irish Takeover Rules

The directors of Actavis accept responsibility for the information contained in this announcement other than that relating to Warner Chilcott and its Associates and the directors of Warner Chilcott and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Actavis (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of Warner Chilcott accept responsibility for the information contained in this announcement relating to Warner Chilcott and its Associates and the directors of Warner Chilcott and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Warner Chilcott (who have taken all reasonable care to ensure such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

BofA Merrill Lynch and Greenhill & Co. are acting exclusively for Actavis and no one else in connection with the matters referred to in this announcement and will not be responsible to anyone other than Actavis for providing the protections afforded to clients of BofA Merrill Lynch or Greenhill & Co and for providing advice in relation to the acquisition of Warner Chilcott, the contents of this announcement or any transaction or arrangement referred to herein.

Deutsche Bank Securities Inc. is acting for Warner Chilcott as financial advisor and is not acting as financial advisor to anyone else in connection with the matters referred to in this announcement and will not be responsible to anyone other than Warner Chilcott in connection therewith for providing advice in relation to the matters referred to in this announcement. Deutsche Bank Securities Inc. has delegated certain of its financial advisory functions and responsibilities to Deutsche Bank AG, acting through its London branch. Deutsche Bank AG, acting through its London branch is performing such delegated functions and responsibilities exclusively for Warner Chilcott and is not acting as a financial adviser for any other person in connection with the matters referred to in this announcement and will not be responsible to any such other person for providing advice in relation to the matters referred to in this announcement. Deutsche Bank AG is authorised under German Banking Law (competent authority: BaFin – Federal Financial Supervisory Authority) and authorised and subject to limited regulation by the Financial Conduct Authority. Details about the extent of Deutsche Bank AG’s authorization and regulation by the Financial Conduct Authority are available on request.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007, as amended (the “Irish Takeover Rules”), if any person is, or becomes, ‘interested’ (directly or indirectly) in, 1% or more of any class of ‘relevant securities’ of Warner Chilcott or Actavis, all ‘dealings’ in any ‘relevant securities’ of Warner Chilcott or Actavis (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 p.m. (Dublin time) on the business day following the date of the relevant transaction. This requirement will continue until the date on which the Scheme becomes effective or on which the ‘offer period’ otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Warner Chilcott or Actavis, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of Warner Chilcott by Actavis or ‘relevant securities’ of Actavis by Warner Chilcott, or by any of their respective ‘associates’ must also be disclosed by no later than 12 noon (Dublin time) on the ‘business’ day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.